UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2014

AMPLIPHI BIOSCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	000-23930 (Commission File Number)	91-1549568 (IRS Employer Identification No.)

4870 Sadler Road, Suite 300

Glen Allen, Virginia 23060

(Address of principal executive offices)

(804) 205-5069

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2014, Kelley A. Wendt, the Chief Financial Officer and Principal Financial and Accounting Officer of AmpliPhi Biosciences Corporation (the “Company”), informed the Company of her decision, for personal reasons, to resign from her positions as Chief Financial Officer and Principal Financial and Accounting Officer of the Company, effective as of May 23, 2014. Ms. Wendt and the Company have agreed that Ms. Wendt will provide consulting services, including transition assistance, to the Company following such resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2014	AMPLIPHI BIOSCIENCES CORPORATION

	By:	/s/ Philip J. Young
Name: Philip J. Young
Title: President, Chief Executive Officer and Director